SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2007

POGO PRODUCING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7792	74-1659398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 2700 Houston, Texas 77046-0504

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 297-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

(1)                                  On July 24, 2007, a press release was issued by Pogo Producing Company (the “Company”) and also made available through the Company’s website at www.pogoproducing.com. The press release contains information concerning the Company’s unaudited financial and operating results for the quarter ended June 30, 2007. A copy of this press release is included herein as Exhibit 99.1 and incorporated in this Item 2.02 by reference.

(2)                                  On July 24, 2007, certain unaudited supplemental financial and operating information concerning the Company’s results for the quarter ended June 30, 2007, were placed on the Company’s website at www.pogoproducing.com. A copy of the two supplemental schedules are included herein as Exhibits 99.2 and 99.3 and are incorporated in this Item 2.02 by reference.

Item 8.01  Other Events

Exhibits 99.1 and 99.4 are incorporated in this Item 8.01 by reference.

*   *   *

ADDITIONAL INFORMATION

PLAINS EXPLORATION & PRODUCTION COMPANY (“PXP”) AND THE COMPANY WILL FILE A JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE JOINT PROXY STATEMENT / PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING PXP, THE COMPANY AND THE MERGER. A DEFINITIVE JOINT PROXY STATEMENT / PROSPECTUS WILL BE SENT TO SECURITY HOLDERS OF PXP SEEKING THEIR APPROVAL OF THE ISSUANCE OF SHARES OF PXP STOCK TO BE USED AS MERGER CONSIDERATION AND THE COMPANY’S STOCKHOLDERS SEEKING THEIR APPROVAL OF THE MERGER. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY PXP AND THE COMPANY WITH THE SEC AT THE SEC’S WEBSITE AT WWW.SEC.GOV.

The definitive joint proxy statement/prospectus and such other documents (relating to PXP) may also be obtained for free from PXP by directing a request to Plains Exploration & Production Company, 700 Milam, Suite 3100, Houston, Texas 77002, Attention:  Joanna Pankey; Telephone:  (713) 579-6000, E-mail:  JPankey@pxp.com.

The definitive joint proxy statement/prospectus and such other documents (relating to the Company) may also be obtained for free from the Company by directing a request to Pogo Producing Company, 5 Greenway Plaza, Suite 2700, Houston, TX 77046, Attention:  Clay Jeansonne; Telephone:  (713) 297-5000, E-mail:  Jeansonc@pogoproducing.com.

PXP, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from PXP’s stockholders in connection with the acquisition. Information regarding such persons and a description of their interest in the acquisition will be contained in the joint proxy statement/prospectus when it is filed.  Information concerning beneficial ownership of PXP stock by its directors and certain executive officers is included in its proxy statement dated March 29, 2007 and subsequent statements of changes in beneficial ownership on file with the SEC.

The Company, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from the Company’s stockholders in connection with the acquisition. Information regarding such persons and a description of their interest in the acquisition will be contained in the joint proxy statement/prospectus when it is filed.  Information concerning beneficial ownership of Pogo common stock by its directors and certain executive officers is included in its proxy statement dated April 20, 2007 and subsequent statements of changes in beneficial ownership on file with the SEC.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits (Exhibits 99.2 and 99.3 are furnished pursuant to Item 2.02 and not deemed filed with the Commission).

Exhibit Number	Description
99.1	Press Release issued July 24, 2007 regarding the quarter ended June 30, 2007 results of the Company.
99.2	Unaudited Supplemental Financial Information regarding the Company’s quarter ended June 30, 2007 results.
99.3	Unaudited Supplemental Operating Information regarding the Company’s quarter ended June 30, 2007 results.
99.4	Letter to Employees

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POGO PRODUCING COMPANY

Date: July 24, 2007	By:	/s/ JAMES P. ULM, II
James P. Ulm, II Senior Vice President and Chief Financial Officer